UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

A. H. Belo Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

SEC 1913 (11-01)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

A. H. BELO CORPORATION

Important Notice Regarding the Availability of Proxy Materials for the A. H. Belo Corporation Annual Meeting

of Shareholders to Be Held on Thursday, May 17, 2012

The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/ahc

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 3, 2012 to facilitate timely delivery.

A. H. BELO CORPORATION

TO REQUEST PAPER COPIES OF PROXY MATERIALS:

(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone: 1-888-313-0164

(outside of the U.S. and Canada call 201-680-6688).

Email:         shrrelations@bnymellon.com

(you must reference your 11-digit control number in your email)

Internet:     http://www.proxyvoting.com/ahc

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares.

The 2012 Annual Meeting of Shareholders of A. H. Belo Corporation (“A. H. Belo”) will be held in lobby of the TXCN Building at 570 Young Street, Dallas, Texas, on Thursday, May 17, 2012, at 1:30 p.m. (local time). The Board of Directors has established the close of business on March 22, 2012 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the 2012 Annual Meeting of Shareholders or any postponement or adjournment thereof.

Proposals to be considered at the Annual Meeting are:

(1)	Election of the four directors named in the proxy statement;
(2)	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm; and
(3)	Any other matters that may properly come before the meeting or any postponement or adjournment thereof.

The Board recommends a vote “FOR” Items 1 and 2.

CONTROL NUMBER
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

19570

Shareholders of record as of the Record Date are invited to attend the annual meeting. Directions to attend the annual meeting are included in the proxy materials. The annual meeting will be simultaneously Webcast on A. H. Belo’s Web site (www.ahbelo.com) and a replay of the Webcast will be archived on A. H. Belo’s Web site for 14 days following the meeting.

Meeting Time and Location:

May 17, 2012 at 1:30 p.m. (local time)

TXCN Building at 570 Young Street, Dallas, Texas 75202

The following Proxy Materials are available for you to review online:

•	the Company’s 2012 Proxy Statement (including all attachments thereto);
•	the Company’s Annual Report for the year ended December 31, 2011

(which is not deemed to be part of the official proxy soliciting materials);

•	the Notice to Participants in the A. H. Belo Savings Plan and the separate Belo Savings Plan maintained by Belo

Corp. (together, the “Savings Plans”);

•	a map of the meeting location (which is not deemed to be part of the official proxy soliciting materials); and
•	any amendments to the foregoing materials that are required to be furnished to shareholders.

ACCESSING YOUR PROXY MATERIALS ONLINE

The Proxy Materials for A. H. Belo Corporation are available to review at:

http://www.proxyvoting.com/ahc

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above Web site in the box labeled

“To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares.

Have this notice in hand when you access the Web site.

You will need to reference the 11-digit control number located on the reverse side.

19570